Revenue	12 Months Ended
Jun. 30, 2019
Revenue [abstract]
Revenue
REVENUE

ACCOUNTING POLICY

Revenue from metal sales include the sale of gold, silver and uranium. Revenue from metal sales is recognised when the group satisfies its performance obligations under its contract with the customer, by transferring such metals to the customer's control. Transfer of control is generally determined to be when risk and title to the metals passes to the customer. Revenue is measured based on the consideration specified in the contract with the customer and is driven by the quoted market prices of the metals.

The effective portion of gains or losses on the derivatives designated as cash flow hedging items (forecast sales transactions) are recognised in revenue when the forecast sales transactions occur. See the accounting policy for derivatives and hedging activities in note 2.

	SA rand
Figures in million	2019	2018*	2017*

Revenue from contracts with customers	26 459	19 255	18 766
Gold	25 693	19 162	18 536
Silver[1]	589	74	230
Uranium[2]	177	19	—
Hedging gain[3]	453	1 197	728

Total revenue[4]	26 912	20 452	19 494
* Re-presented due to a change in accounting policy - refer to note 2 for detail.
[1] Derived from the Hidden Valley operation in Papua New Guinea.
[2] Derived from the Moab Khotsong operation.
[3] Relates to the realised effective portion of the hedge-accounted gold derivatives. Refer to note 18 for further information.
4 A geographical analysis of revenue is provided in the segment report in note 37.

The points of transfer of control are as follows:

• Gold: South Africa	Gold is delivered and certificate of sale is issued.
• Gold and silver: Hidden Valley	For sales up to 13 February 2019: metal is delivered and metal account credited by the customer.
Sales from 14 February 2019 onwards: metal is collected from Hidden Valley and a confirmation of collection is sent to and accepted by the customer.
• Uranium	Confirmation of transfer is issued.